Exhibit 10.3

PROMISSORY NOTE

$78,371.00	Winston-Salem, N.C.	March 31 2009

FOR VALUE RECEIVED, The undersigned., Atlas Oil and Gas, Inc. ("Maker") promises to pay to the order of Mark Trimble the (the "Holder") whose address is 1600 EldRidge Parkway #3608 Houston TX, 77097 the principal sum of Seventy Eight Thousand three hundred and seventy one dollars and No/l00 Dollars ($78,371.00) in lawful money of the United States of America plus an interest payment as set forth below.

1.

Interest. Interest shall accrue at the rate of four (4%) percent per annum.

2.

Payment/Maturity Date. Payments in the amount of $2,500 per month shall be paid against the balance until paid in full.

3.

Default Interest and Attorney Fees. Upon declaration of a default hereunder, the balance of the principal remaining unpaid, interest payment, and all other costs, and fees shall bear interest at the rate of Ten percent (10%) per annum from the date of default, or the date of advance, as applicable. In the event of default, the Maker agrees to pay all costs of collection, including reasonable attorneys' fees.

4.

Prepayment:.. Maker may prepay the unpaid principal balance of this Note in whole or in part at any time or from time to time without penalty.

5.

Costs of Collection. Maker agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of Holder's rights hereunder or under any instrument securing payment of this Note, Maker shall pay to Holder its reasonable attorneys' fees and all court costs and other expenses incurred in connection therewith, regardless of whether a lawsuit is ever commenced or whether, if commenced, the same proceeds to judgment or not. Such costs and expenses shall include, without limitation, all costs, reasonable attorneys' fees, and expenses incurred by Holder in connection with any insolvency, bankruptcy, reorganization, foreclosure, deed in lieu of foreclosure or similar proceedings involving Maker or any endorser, surety, guarantor, or other person liable for this Note which in any way affect the exercise by Holder of its rights and remedies under this Note, or any other document or instrument securing, evidencing, or relating to the indebtedness evidenced by this Note.

6.

Default. At the option of Holder, the unpaid principal balance of this Note and the interest, costs and fees shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder:

a.

Maker's failure to make any payment of  principal, interest, or other charges on or before the date on which such payment becomes due and payable under this Note.

b.

Maker I s breach or violation of any agreement or covenant contained in this Note, or in any other document or instrument securing, evidencing, or relating to the indebtedness evidenced by this Note.

c.

The failure of Maker to generally pay its debts as they become due or if Maker shall file in any court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a substantial portion of Maker's property, or if Maker makes any assignment for or petitions for or enters into an arrangement for the benefit of creditors, or if a petition in bankruptcy is filed against Maker which is not discharged within sixty (60) days thereafter.

d.

Dissolution, liquidation or termination of Maker.

7.

Application of Payment. Any payment made against the indebtedness evidenced by this Note shall be applied against the following items in the following order: (1) costs of collection, including reasonable attorney's fees incurred or paid and all costs, expenses, default interest, late charges and other expenses incurred by Holder and reimbursable to Holder pursuant to this Note (as described herein) i (2) default interest accrued to the date of said payment i (3) ordinary interest accrued to the date of said payment; and (4) finally, outstanding principal.

8.

Assignment of Note. This Note may be assigned by Maker without the express written consent of Holder.

9.

Non-Waiver. No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on anyone or more occasions shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

10.

Purpose of Loan. Maker certifies that the loan evidenced by this Note is obtained for business or commercial purposes pursuant to a settlement and release of a disputed obligation which settlement and release is incorporated herein by this reference.

11.

Waiver of Presentment. Maker and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof. Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation. Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

12.

Governing Law. As an additional consideration for the extension of credit, Maker and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note is made in the State of North Carolina and the provisions hereof will be construed in accordance with the laws of the State of North Carolina, and such parties further agree that in the event of default this Note may be enforced in any court of competent jurisdiction in the State of North Carolina pursuant to separate settlement agreement, and they do hereby submit to the jurisdiction of such court regardless of their residence or where this Note or any endorsement hereof may be executed.

13.

Binding Effect. The term "Maker" as used herein shall include the original Maker of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Maker of this Note alone as Maker unless Holder has consented in writing to the substitution of another party as Maker. The term "Holder" as used herein shall mean Holder or, if this Note is transferred, the then Holder of this Note. This is a non-recourse note and the Holder has no direct recourse against any Maker and shall look solely to the collateral for payment in the event of default.

14.

Relationship. of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Maker and Holder. Holder is acting hereunder as a lender only.

15.

Severability. Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

16.

Amendment. This Note may not be amended, modified, or changed, except only by an instrument in writing signed by both of the parties.

17.

Time of the Essence. Time is of the essence for the performance of each and every obligation of Maker hereunder.

18.

Security. This Note shall be secured by the oil and gas working interests owned by Atlas Oil and Gas, Inc. which shall be the sole collateral of the Debtor.

19.

Complete Agreement. This Note is a complete statement of the agreement between the parties and supersedes and merges all prior proposals, understandings, all other agreements, oral and written, including oral representations and warranties, between the parties relating to this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note this 31st day of March, 2009.

Atlas Oil and Gas, Inc.

By:
Title:

ATTEST:

Secretary

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CONFIDENTIAL UNIVERSAL SETTLEMENT WAIVER AND RELEASE

THIS AGREEMENT made and entered into as of the 31st day of March, 2009, by and between Mark Trimble and the undersigned parties who are obligors on a promissory note originally executed on June 5, 2008 and extended on two separate occasion (hereinafter collectively known as "Settlement Persons") together with its/their owners, affiliates, subsidiaries, officers, directors, agents, attorneys, accountants, employees, and financiers, (hereinafter "The Undersigned"), for and in consideration of the parties agreeing to following settlement and release terms.

WITNESSETH:

WHEREAS, the parties have a dispute regarding various matters relating to the acquisition of shares of Intellihome, Inc. by the undersigned and Dan Motsinger. Settlement Persons now desire to enter into an agreement with the undersigned, the effect of which shall be to release and waive any and all claims of every nature and description, now existing or hereafter created, with respect to The Undersigned in all matters of every conceivable relationship of The Undersigned and to irrevocably terminate and forever end any and all disputes between the parties, their heirs, successors, or assigns permanently with respect to any issues preceding the signing of this Waver and Release.

WHEREAS, To avoid any costly litigation both parties desire to settle, waive and forever terminate any and all such issues, directly or indirectly as set forth herein and under the terms and conditions set forth herein,

NOW, THEREFORE, "WAIVER AND RELEASE" as used herein shall mean all issues, current, past, future, now known or later discovered, detectable or non-detectable, disclosed or non-disclosed, material or insignificant, including those within the knowledge of each party, entity, agent, affiliate or subsidiary involved in this Confidential Universal Waiver and Release.

A.

WAIVER AND RELEASE; Settlement Persons, for themselves, their agents, attorneys, accountants, employees, successors, bankruptcy trustee(s)and/or receiver and assigns, hereby forever waives and releases any and all claims of every nature and description they now have, have had, or may have in the future against The Undersigned its/their owners, affiliates, subsidiaries, officers, directors, agents, attorneys, accountants, employees, financiers, arising out of or incidental to any matter or situation from the beginning of time through the date hereof, but especially related to any to the agreements and understandings relating to the acquisition of Intellihome, directly or indirectly, or any other related matter incidental thereto. As a part of this Confidential Universal Waiver and Release, The Parties agree as follows:

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B.

Settlement Persons agree to further modify the: existing note, the principal balance of which is seventy eight thousand three hundred and ,371.00) as follows:

1.

The Undersigned shall sign a new note secured by the oil and gas of Atlas Oil and Gas. Inc. (formerly Intellihome) in the above amount payable to Mark Trimble. Payment shall be made at not less than $2,500 per month to Trimble. Any remaining shares held by Michael Sanders shall be released to the undersigned:

2.

In addition. Atlas shall issue to Trimble common capital stock in an ammount equal to $78.371.00 based on a 20% discount to the bid price of the common stock forty five days subsequent to execution of this Agreement.  These shares shall be considered as additional compensation under the prior  agreements among the parties.

3.

The undersigned shall further indemnify and hold Trimble harmless from any claims or suits for any funds or obligations which Trimble has guaranteed on behalf of the Company.

C.

CONFIDENTIAL AGREEMENT. By signing below the undersigned agrees to keep this AGREEMENT secret and confidential and not to use the same for any purpose or disclose the same to others except as approved by both parties, in writing, unless so ordered by a court of competent jurisdiction.

D.

SURVIVIAL. The restrictions and obligations of this agreement shall survive any expiration, termination or cancellation of this Agreement and shall continue to bind each Party, its successors, heirs and assigns.

E.

NEGATION QF LICENSES. No rights or licenses, expressed or implied, are hereby granted to either Party under any as a result of or related to this Agreement.

F.

INDEMNITY AND INJUNCTION. In consideration of the delivery of the warrant by The Undersigned and the execution of this Agreement and in consideration of the promises and undertakings of each party to the other memorialized in this Agreement, Settlement Persons hereby indemnify and hold harmless The Undersigned including any of its/their predecessors, officers, directors, attorneys, agents, employees, managers, assigns, subsidiaries, affiliated companies and successors of any of the so named parties or affiliates named herein from any and all claims, liabilities, demands, and causes of action, known, unknown, fixed or contingent, which the either party may have or claim against the other arising out of any business transaction, including specifically services rendered by The Undersigned Settlement Persons regarding the acquisition of Intellihome or to or any other prior relationship between the aforementioned parties. Settlement persons covenant not to file a lawsuit in the future against The Undersigned or any of the other parties hereto or to assert any such claim and herewith indemnify and hold such other party harmless from any such claims, costs and expenses, including a reasonable sum for attorney fees except with respect to this Agreement.

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G.

GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina and any disputes arising hereunder or under any claim covered by this Agreement shall be determined in the State of North Carolina without regard to conflict of laws, foreign jurisdiction or venue.

H.

Arbitration. Any dispute or claim arising to or it any way related to the Agreement shall be settled by arbitration in Winston-Salem, North Carolina. All arbitration shall be conducted in accordance with the commercial rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate a panel of three arbitrators from an approved list of arbitrators following both parties’ review and deletion of those arbitrators on the approved list of having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration; however the prevailing party shall be entitled to recover all costs, expenses and a reasonable sum for attorney fees. Above). A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. The decision of the arbitrators shall be rendered within Sixty (60) days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

I.

NATURE OF PARTIES SIGNING: Each Party, by its his or its signature hereon, represents and warrants to the other Party that he has the full authority and is duly empowered (as that term is most broadly defined) to execute this Agreement for and on behalf of each of the named parties, its agents, attorneys, accountants, employees, owners, officers, directors, affiliates and subsidiaries,

J.

CONSIDERATION: Each of the parties hereby acknowledges and agrees that the mutual agreements of the parties hereto constitutes a valuable consideration, the receipt and adequacy of which is hereby acknowledged.

K.

BREACH: In the event either Party fails or refuses to comply with the terms of this Agreement, the non-breaching party shall be immediately entitled to an injunction, ex parte, in any North Carolina Court of competent jurisdiction and shall further be entitled to all costs of any such enforcement action, including reasonable attorney fees.

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L.

GENERAL PROVISIONS.

1 Entire Agreement.

This Agreement constitutes the entire agreement of The Undersigned and Settlement Persons with respect to the subject matter addressed herein. Neither Party shall be bound by any promise, understanding or representation relating to the subject matter addressed herein unless made in writing and signed by both Parties.

2 Non-Assignable.

This Agreement or any right or interest hereunder is not transferable or assignable by any party without the prior written consent of the other party.

3 Invalidity.

In the event that any term or provision of this Agreement is held to be invalid or in conflict with any law or regulation, the validity of the remaining provisions of this Agreement shall not be affected.

4 Non-Waiver.

The failure of either party to enforce or insist upon strict compliance with any provision of this Agreement shall not constitute a waiver of the right to enforce or insist upon strict compliance with any such provision in the future.

5 Notices.

All reports and notices pertaining to this Agreement shall be given in writing and personally delivered or sent by first-class mail, return receipt requested, postage prepaid, or sent by telecopy or overnight courier, to the party for whom such report and notice are intended to their last know address, unless prior written notice is received that notices should be sent to and alternative address.

6 Gender.

Wherever used herein, the singular shall include the plural and the plural shall include the singular. the masculine shall include the feminine and neuter and vice-versa.

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IN WITNESS WHEREOF, the Parties hereto have hereunder set their hands and seals as Witnessed below:

SETTLEMENT PERSONS.

Mark Trimble

By:	/s/ Mark Trimble

THE UNDERSIGNED PARTIES:

Starr Consulting, Inc.

By:

MBA Investors, Ltd.

By:

Power Network Inc

By:	, President

Active Stealth LLC

By:

Acknowledgement on behalf of Atlas Oil & Gas Inc.

By:	/s/ Dan Motsinger
Dan Motsinger

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I Mark Trimble hereby resign as an officer and director of Atlas Oil and Gas, Inc., a Nevada corporation effective immediately.

/s/ Mark Trimble
Mark Trimble
Dated this 2nd day of April, 2009

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